Exhibit 99.1

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM IN MB KOL Webinar on Treatment Resistant Depression Sept 29, 2020

Forward Looking Statements

Major Depression Cancer Alzheimer’s COVID19 PMID: 31806905

Common Fatal Disabling Major Depression 25 million adults in US Leading cause of disability worldwide (years lived with disability) 40,000 US adults 10 th leading cause of death Slide courtesy of Andy Miller

Treatment Resistant 7 million

TRD Webinar panelists Named “one of the world’s most influential researchers” by Web of Science Mary Sue and Mike Shannon Distinguished Chair for Healthy Minds, Children & Families, Professor University of Wisconsin - Madison CEO and Founder of Avalon Health Economics 25 years of experience studying economic and organizational aspects of the health care industry CHARLES L. RAISON MD JOHN E. SCHNEIDER, PHD

Agenda John Schneider, PhD The Economics of Treatment - Resistant Depression 1 Clinical trial 3 Q & A 4 2 Charles L. Raison, MD Inflammation and the Precision Treatment of Depression

The Economics of Treatment - Resistant Depression Epidemiological & Cost Considerations Presentation at INmuneBio Webinar John Schneider, PhD Avalon Health Economics September 29, 2020

9 1. Epidemiology of Treatment Resistant Depression (TRD) MDD • Major depressive disorder (MDD) has a prevalence in the U.S. of about 8%* • Prevalence of MDD has been growing, and is expected to worsen as a result of the pandemic and the resulting recession (e.g., due to stress, job loss, lower wages, etc.) • MDD is associated with significant morbidity and mortality, costs, work loss days (absenteeism), and productivity (presenteeism) TRD • A substantial proportion of “pharmaceutically treated” depression (PTD) patients does not respond to treatment with 2+ antidepressant medications despite adequate dose, duration, and adherence to treatment.* These cases are considered “treatment resistant” depression (TRD) • Proportion of MDD/PTD cases that progress to TRD is estimated to be 10% - 35% , depending on study & definition of TRD* • Some estimates as high as 50% ** • Meta - analysis = 13% - 15%*** Notes : *Based on Fine et al . Treatment Resistant Depression Incidence Estimates From Studies of Health Insurance Databases Depend Strongly on the Details of the Operating Definition, Heliyon 4 (2018) ; **CMS, 2015 ; ***AHE research, 2020

10 2a. Economics of Treatment Resistant Depression: Direct & Indirect Costs Source: Amos et al., Direct and Indirect Cost Burden and Change in Employment Status in Treatment Resistant Depression. Journal of Clinical Psychiatry 79 (2018) TRD also has substantially higher disability costs TRD has comparatively higher mental health *and* non - mental health care costs

11 2b. Economics of Treatment Resistant Depression, by Severity Source : Pilon et al . Is Clinician Impression of Depression Symptom Severity Associated with Incremental Economic Burden in Privately Insured US Patients with Treatment Resistant Depression . Journal of Affective Disorders 255 (2019) Within TRD, more severe cases have substantially higher behavioral *and* non - behavioral - related costs

12 2c. Economics of Treatment Resistant Depression, Regimen Changes Source: Russell et al., The Cost Consequences of Treatment - Resistant Depression. Journal of Clinical Psychiatry 65 (2004) Source: Amos et al., Direct and Indirect Cost Burden and Change in Employment Status in Treatment Resistant Depression. Journal of Clinical Psychiatry 79 (2018) +15 years • Mental health costs and non - mental health costs increase linearly with changes in treatment regimen

13 3. Discussion Main Points / Challenges 1. TRD 2x more costly than MDD (Amos et al.) 2. More severe TRD is more costly than mild to moderate TRD (Pilon et al.) 3. TRD patients who switch treatment regimens more frequently have higher costs (Russell et al.; Amos et al.) 4. Additional challenges (Fife et al.) – How to define TRD – How to determine which patients are most likely to progress to TRD or progress within TRD (i.e., 10 - 50% is a very wide range). – This is likely a treatment heterogeneity problem, which can be addressed by biomarkers Treatment Heterogeneity A - Randomized Clinical Trial (RCT) of Drug X on all individuals with disease Y B - RCT of X on Y > age 50 C - RCT of X on Y with specific biomarker of Z Note : Assume areas under each curve would be different: A > B > C Treatment Effect

Inflammation and the Precision Treatment of Depression Charles L. Raison, MD University of Wisconsin - Madison Madison, WI

Did Depression Evolve Out of Sickness?

SICKNESS

- Loss of pleasure*
- Loss of appetite*
- Weight loss*
- Cognitive disturbance*
- Decreased sexual energy*
- Fatigue*
- Physical slowness*
- Sleep disturbance*
- Social isolation*
- Increased pain*
- Fever *
- Sad mood†
- Suicidal ideation†
- Worthlessness/guilt†

DEPRESSION

- Loss of pleasure*
- Loss of appetite*
- Weight loss*
- Cognitive disturbance*
- Decreased sexual energy*
- Fatigue*
- Physical slowness*
- Sleep disturbance*
- Social isolation*
- Increased pain complaints*
- Increased body temperature *
- Sad mood†
- Suicidal ideation†
- Worthlessness/guilt†



Raison CL, et al. *Semin Clin Neuropsychiatry*. 2001;6(4):277-294.

Lessons from Interferon - alpha

Inflammation Causes Depression Responsive to Antidepressants Musselman D et. al. N Engl J Med . 2001;344:961. Weeks on IFN - alpha Survival Free of Major Depression (%) 0 2 4 6 8 10 12 0 20 40 60 80 100 Placebo Paroxetine

p38 Activates TNF and Predicts the Development of IFN-alpha Depression



% p-p38-positive lymphocytes
IFN-alpha
***
***
MADRS <15
MADRS ≥15
20
15
10
5
0
9 AM
11 AM
1 PM
3 PM
5 PM
7 PM
9 PM
Delta p-p38
**
MADRS <15
MADRS ≥15
MADRS score at 4 weeks
35
25
15
5
0
10
20
30
Delta p-p38
r=0.85,p=0.001
MFI score at 4 weeks
100
80
60
40
20
r=0.72,p=0.013

Felger JC et al. *Brain Behav Immun* 2011;25(6):1094-8.

TNF Signaling Associated with Immune - Based Depression Raison et al. Mol Psychiatry 2010;15(5):535 - 47

Plasma TNF Elevated in Populations of Patients with Major Depressive Disorder (MDD) Liu et al. J Affect Disord 2012; 139: 230 - 239

LPS IL-1B
LPS IL-6
PHA IL-1B
PHA IL-6
Std. β Reporting "Always" Experience Symptom vs "Rarely" (baseline)
2.0
1.5
1.0
0.5
0
-0.5
-1.0
-1.5
Cry Easily (Emotional)
Tired/ Weak (Somatic)
Difficulty Concentrating (Cognitive)
Depressive Symptom
(Category)
Sad (E)
Cry Easily (E)
Irregular Sleep (S)
Difficulty Concentrating (C)
Pessimistic/Cynical (C)
OR of Reporting "Always" Experience Symptom vs "Rarely" (baseline) per SD Increase
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
TNF-a
IL-1B
IL-6
CRP
Immune Activation Marker

CRP = C-reactive protein; IL = interleukin; LPS = lipopolysaccharide; PHA = phytohaemagglutinin; TNF-α = tumor necrosis factor alpha.

Stieglitz J, et al. *Brain Behav Immun.* 2015;49:130-139.

A Closer Look at the Association of Inflammation with Depression 100 Controls MDD IL - 6 pg/ mL P =.000 650 600 550 500 450 400 350 300 250 200 150 Inflammatory Sub - Group Non - inflammatory Sub - Group IL - 6 = interleukin 6. Kim YK, et al. Prog Neuropsychopharmacol Biol Psychiatry . 2007;31(5):1044 - 1053.

TNF Antagonism for Treatment Resistant Depression TRD = treatment - resistant depression; HAM - D = Hamilton Rating Scale for Depression; CGI = Clinical Global Impression. Raison CL, et al. JAMA Psychiatry . 2013;70(1):31 - 41. 60 patients with TRD were randomized on a 1 - to - 1 basis to receive either 3 infusions of the TNF antagonist infliximab vs a salt water placebo at baseline, Week 2, and Week 6. Depressive symptoms were assessed pre - treatment and at weeks 1, 2, 3, 4, 6, 8, 10, and 12. Weeks 4 12 3 10 1 6 2 Baseline 8 Infusion Infusion Infusion n=30 n=30 INFLIX (5 mg/kg) PLACEBO Randomization Clinician - Administered Psychiatric Assessments (HAM - D, CGI) Adverse Events Evaluation Blood Draw for Inflammatory Markers and Safety Labs TRD Pts (n=60) Stratification Male vs Female CRP > 2 vs CRP ≤ 2 30 25 20 15 10 0 5 4 12 Adjusted Mean HAM - D - 17 Weeks 3 10 1 6 2 Baseline 8 Infliximab Placebo

TNF Antagonism Works in Depressed Patients with Elevated Inflammation Infliximab Placebo 60 50 40 30 20 0 10 Med + Low High Responders d uring Study (%) Hs - CRP ( tertiles ) Hs - CRP = high - sensitivity CRP. Raison CL, et al. JAMA Psychiatry . 2013;70(1):31 - 41.

TNF Antagonism for Bipolar Depression MADRS = Montgomery – Åsberg Depression Rating Scale. McIntyre RS, et al. JAMA Psychiatry . 2019;76(8):783 - 7 90.

Inflamed Depressed = Different Brain



Psychomotor retardation
Decreased motor control
Reduced psychomotor speed
pre-SMA
DS
VS
↓Dopamine
vmPFC
SN
VTA
↑CRP
Liver
Anhedonia
Decreased effort expenditure
Reinforcement learning deficits
Macrophages
T cells
↑Inflammatory cytokines
(IL-1, IL-6, TNF, IFN)



PRESYNAPTIC TERMINAL FROM VENTRAL TEGMENTAL AREA/SUBSTANTIA NIGRA
↓VMAT2
↓DAT
↓D2
POSTSYNAPTIC SPINE IN STRIATUM
↑Phenylalanine
PAH
↓Tyrosine
TH
↓L-DOPA
DDC
↓Dopamine
L-arginine, O_2
L-citrulline, NO
↑BH2
↑Excitotoxicity
NMDA/ AMPARs
D1
↑Glutamate
↑Nitric oxide
↑Quinolinic acid
↑Central cytokines
ASTROCYTE
↓EAAT2
KMO
3-HAO
↑Kynurenine
MICROGLIA
BLOOD BRAIN BARRIER
↓Tryptophan
↑Kynurenine
Peripheral cytokines
PERIPHERAL MACROPHAGE
↑IDO
Peripheral cytokines

DS = dorsal striatum; IFN = interferon; SMA = supplementary motor area; SN = substantia nigra; vmPFC = ventromedial prefrontal cortex; VS = ventral striatum; VTA = ventral tengmental area; 3-HAO = 3-hydroxyanthranilic acid oxygenase; AMPAR = 2-amino-3-(5-methyl-3-oxo-1,2-oxazol-4-yl) propanoic acid receptor; D1 = dopamine 1 receptor 1; D2 = dopamine 2 receptor; DDC = dopamine decarboxylase; KMO = kynurenine 3-monooxygenase; NMDAR = N-methyl-D-aspartic acid receptor; NO = nitric oxide; NOS = nitric oxide synthase; PAH = phenylalanine hydroxylase; ROS = reactive oxygen species; TH = tyrosine hydroxylase.

Felger JC, et al. *Neuropsychopharmacology*. 2017;42(1):216-241.

Conclusions • Inflammatory stimuli (i.e. IFN - alpha) promote depression, in part through increased TNF signaling • Groups of depressed individuals show increased TNF and other inflammatory biomarkers, resulting from a sub - group with elevated inflammation • Non - specific TNF antagonism with infliximab has no overall benefit in patients with unipolar or bipolar depression, but shows a signal in the sub - group of patients with elevated inflammation or ELA, which is associated with increased inflammation • Medically - healthy patients with MDD and increased inflammation show unique changes in brain function and connectivity and tend to demonstrate increased anhedonia (loss of pleasure) • Improved, more specific TNF antagonists may represent novel “precision medicine” based treatments for this sub - group of depressed patients.

Phase 2 double blind placebo - controlled study of XPro1595 in Patients with treatment resistant depression and biomarkers of inflammation and anhedonia Emory & University Alabama Birmingham Andrew Miller MD, Jennifer Felger PhD, Richard Shelton MD 6 weeks • XPro1595 (1mg/kg) N=45 • Placebo N=45 Criteria • Failed 2 anti - depressants • CRP >3 mg/L • Anhedonia Endpoints (Baseline, 2, 6 weeks): • Imaging (MRI/fMRI) • Blood inflammation • Clinical scales Primary Goal Improve functional connectivity and reduce biomarkers of inflammation and Secondary Goal Improve clinical measures of motivation

Selecting patients using ▪ Biological Biomarker - blood CRP ▪ Behavioral Biomarkers - Anhedonia Novel use of biomarkers in Psychiatry Determining Response ▪ Non - invasive biological biomarkers of CNS response ▪ Functional connectivity (fMRI) ▪ Neuroinflammation (MRI) ▪ Blood inflammatory biomarkers ▪ Behavioral Biomarker – Motivation and anhedonia

30 30 Questions & Answers

CONTACT US 31 HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM INMB INmune Bio Inc. 1200 Prospect Str. Suite 525 La Jolla, CA 92037 (858) 964 - 3720 www.inmunebio.com THANK YOU FOR YOUR PARTICIPATION

32 32 Backup slides

( A ). Functional connectivity (FC) between the ventral striatum (VS) and a cluster in ventromedial prefrontal cortex ( vmPFC ) was negatively associated with inflammation (plasma C - reactive protein [CRP]) in patients with depression (B) Patients with higher levels of CRP had lower FC compared to those with CRP <1 mg/L (*p<0.05,**p<0.01) ( C ), and significant VS - vmPFC FC (yellow - red intensity) was not observed in the patients with CRP >3 mg/L Primary outcome: Functional Connectivity between the striatum and Prefrontal cortex